All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus for any securities actually sold to you.
SUBJECT TO REVISION
TERM SHEET, Dated August 9, 2005
$1,270,594,000
GS Auto Loan Trust 2005-1

Goldman Sachs Asset Backed	Goldman Sachs Mortgage Company
Securities Corp., Depositor	Servicer
Ford Motor Credit Company, as Originator and Receivables Servicer
The Huntington National Bank, as Originator and Receivables Servicer
Ohio Savings Bank, as Originator
Systems & Services Technologies, Inc., as Receivables Servicer

Overview of the Offered Notes

Class		Initial		Estimated	Principal		Moody’s and
of	Principal	Credit		Avg. Life	Payment	Final Scheduled	Fitch Expected
Notes	Balance	Support	Coupon	(yrs)(1)	Window(1)	Payment Date	Ratings

A-1(2)	$306,000,000	10.00%		0.29	1 – 7	August 15, 2006	P-1/F1+

A-2	372,061,000	10.00		1.00	7 – 18	May 15, 2008	Aaa/AAA

A-3	396,354,000	10.00		2.20	18 – 38	May 17, 2010	Aaa/AAA

A-4	110,594,000	10.00		3.16	38 – 38	November 15, 2013	Aaa/AAA

B	42,793,000	6.75		1.63	7 – 38	November 15, 2013	A2/A

C	42,792,000	3.50		1.88	10 – 38	November 15, 2013	Baa3/BBB

Total	$1,270,594,000

(1)	Assuming payment based on a pricing speed of 1.50% ABS and a 10% Cleanup Call.

(2)	Rule 2a-7 eligible.
The notes are asset backed securities issued by the trust. The notes are not obligations of Goldman Sachs Asset Backed Securities Corp., the servicer, any of the receivables servicers, any of the originators, any of the sellers or any of their respective affiliates.
This term sheet contains certain structural and collateral information about the notes, but does not contain complete information about the notes or the offering of the notes. The information contained in this term sheet is preliminary, limited in nature, and may be changed. A registration statement relating to Goldman Sachs Asset Backed Securities Corp. and trusts like the trust has been filed with the SEC and has been declared effective. A prospectus supplement relating to the trust will be filed after the notes have been priced and all of the terms and information are finalized. The information contained in this term sheet will be superseded in its entirety by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. Any investment decision should be based upon the information in the final prospectus supplement and the prospectus. Sales of notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus. If any statements in this term sheet conflict with statements in the prospectus supplement or the prospectus, the statements in the prospectus supplement and the prospectus will control.
     Features of the Transaction
•	Collateral consists of automobile and light truck retail loans and installment sale contracts (the “Receivables”) originated by Ford Motor Credit Company (“FMCC”), The Huntington National Bank (“HNB”) and Ohio Savings Bank (“OSB”), as applicable, and serviced by FMCC, HNB and Systems & Services Technologies, Inc. (“SST”), respectively.

•	Credit enhancement for the Notes is provided through a senior / subordinated concurrent pay structure, overcollateralization and excess spread. The initial amount of credit support is 10.00% for the Class A Notes, 6.75% for the Class B Notes, 3.50% for the Class C Notes, and 1.95% for the Zero Coupon Class D Notes (“Class D Notes”). The Class D Notes are not being offered hereby. The initial overcollateralization is 1.95% of the initial pool balance. The Target Overcollateralization Level is 3.50% of outstanding pool balance with a floor 1.00% of initial pool balance.

•	None of the receivables are 60 days or more delinquent as of the Cut-off Date, and no more than 0.36% of the receivables are 30 days or more delinquent as of Cut-off Date.

•	The Class A, Class B, and Class C Notes (the “Offered Notes”) in the above table will be registered under a registration statement filed with the Securities and Exchange Commission. The Class D Notes are not being offered hereby.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

Goldman, Sachs & Co.
Huntington Capital Corp.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus for any securities actually sold to you.
Time Table

Cut-off Date:	July 31, 2005

Pricing Date:	Week of August 8, 2005

Expected Closing Date:	August 19, 2005

First Payment Date:	September 15, 2005
Key Terms
Certain capitalized terms used in this Term Sheet are defined in the Glossary of Defined Terms beginning on page 7 of this Term Sheet.

Depositor:	Goldman Sachs Asset Backed Securities Corp.

Issuer:	GS Auto Loan Trust 2005-1, a Delaware statutory trust established by Goldman Sachs Asset Backed Securities Corp. and the Owner Trustee

Originators:	Ford Motor Credit Company, The Huntington National Bank and Ohio Savings Bank

Servicer:	Goldman Sachs Mortgage Company

Receivables Servicers:	Ford Motor Credit Company, The Huntington National Bank and Systems & Services Technologies, Inc.

Lead Manager:	Goldman, Sachs & Co.

Co-Manager:	Huntington Capital Corp.

Indenture Trustee:	JPMorgan Chase Bank, National Association, a national banking association

Owner Trustee:	Wilmington Trust Company, a Delaware banking corporation

Offered Notes:	Class A, Class B, and Class C Notes. The Class D Notes are not being offered hereby.

Servicing Fee:	1.05% per annum

Payment Date:	15th day of the month or the following Business Day

Record Date:	For any Payment Date, the close of business on the day immediately preceding such Payment Date unless Definitive Notes are issued for the Offered Notes, in which case the Record Date will be the last day of the month immediately preceding the Payment Date

Interest Accrual:	On a 30/360 basis except for the Class A-1 Notes, which accrue on an actual/360 basis; the accrual period is from the 15th of the month preceding the Payment Date (or from the Closing Date, in the case of the first interest accrual period) to, but not including, the 15th of the month of such Payment Date, except for Class A-1 Notes, for which the accrual period is, with respect to each Payment Date, from the preceding Payment Date (or from the Closing Date, in the case of the first interest accrual period) to, but not including, such Payment Date

Optional Call:	The Notes will have a 10% optional redemption provision

Rating Agencies:	Moody’s and Fitch

ERISA Eligible:	The Offered Notes are generally eligible for purchase by employee benefit plans, however, prospective purchasers should consult their own counsel

Tax Status:	The Offered Notes will be characterized as debt

Registration and Clearance:	Book entry: DTC Same Day Funds, Clearstream, or Euroclear for the Offered Notes

Minimum Denominations:	$1,000 and integral multiples thereof for the Offered Notes
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.
This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus for any securities actually sold to you.
Structural Overview

Ford Credit / Huntington / OSB (Originators)
Receivables
Proceeds
GS Whole Loan Trust GS Whole Loan Trust II GS Whole Loan Trust III (Sellers)
Receivables
Proceeds
Goldman Sachs Asset Backed Securities Corp. (Depositor)
Receivables
Notes and Certificates
Goldman Sachs Mortgage Company (Servicer)
Ford Credit / Huntington / SST (Receivables Servicers)
Servicing
GS Auto Loan Trust 2005-1 (Issuer)
Wilmington Trust Company (Owner (Trustee)
Notes and Certificates
Proceeds
Underwriters
JPMorgan Chase Bank National Association (Indenture Trustee)
Notes and Certificates
Proceeds
Investors

GS Whole Loan Trust GS Whole Loan Trust II GS Whole Loan Trust III (Sellers) Goldman Sachs Asset Backed Securities Corp. (Depositor) GS Auto Loan Trust 2005-1 (Issuer) Wilmington Trust Company (Owner (Trustee) Goldman Sachs Mortgage Company (Servicer) Ford Credit / Huntington / OSB (Originators) JPMorgan Chase Bank National Association (Indenture Trustee) Investors Underwriters Ford Credit / Huntington / SST (Receivables Servicers) Receivables Proceeds Receivables Receivables Servicing Proceeds Notes and Certificates Notes and Certificates Proceeds Notes and Certificates Proceeds
Credit Enhancement
Credit enhancement for the Class A Notes will be provided by the subordination of the Class B Notes, the Class C Notes and the Class D Notes, over-collateralization and excess spread.
Credit enhancement for the Class B Notes will be provided by the subordination of the Class C Notes and the Class D Notes, over-collateralization and excess spread.
     Credit enhancement for the Class C Notes will be provided by the subordination of the Class D Notes, over-collateralization and excess spread.

			Initial Credit
			Enhancement (as a %	Target C. E. (as a
		% of (Initial Pool	of Initial Pool	% of Outstanding
	Principal Balance	Balance)	Balance)	Pool Balance)

Class A Notes	$1,185,009,000	90.00%	10.00%	14.00%
Class B Notes	42,793,000	3.25%	6.75%	10.50%
Class C Notes	42,792,000	3.25%	3.50%	6.00%
Class D Notes[1]	20,408,000	1.55%	1.95%	3.50%

Total	$1,291,002,000	98.05%

1.	The Zero Coupon Class D Notes are not being offered hereby
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.
This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus for any securities actually sold to you.
Principal Payments
The aggregate amount of principal payments to be made on all outstanding classes of notes on each payment date from the principal distribution account will generally be allocated among the notes in a manner intended generally to maintain credit support for each such class (after giving effect to such allocation) in an amount equal to the greater of the Target Overcollateralization Level or the following respective approximate percentages of the aggregate receivables balance as of the end of the related collection period: 14.00% for the Class A notes, 10.50% for the Class B notes, and 6.00% for the Class C notes (or, if an Overcollateralization Increase Condition is in effect, 15.00% for the Class A notes, 11.50% for the Class B notes and 7.00% for the Class C notes). Principal will be paid on the Notes according to the Priority of Payments from funds on deposit in the principal distribution account, which will be funded from Available Funds as described below under “Priority of Payments.”
If on any Payment Date the Three-Month Annualized Net Loss Ratio exceeds the Sequential Principal Payment Trigger Percentage in effect on that Payment Date, then on each such Payment Date principal of the Notes of each class will be paid sequentially, starting with most senior and earliest maturing class of Notes then outstanding (beginning with the Class A-1 Notes), until each class in order of priority is paid in full.
Overcollateralization
On the Closing Date, the total balance of the Notes will be equal to 98.05% of the pool balance as of the Cut-off Date; thereafter overcollateralization will be built up through the mechanism of the Principal Payment Amount calculation for each class of Notes whereby the balance of the Notes is required to be reduced until overcollateralization equal to the Target Overcollateralization Level is created.
Priority of Payments
Beginning on September 15, 2005, and on each Payment Date thereafter, distributions of Available Funds will be made in the order and priority as follows:
     (1) if Goldman Sachs Mortgage Company is not the servicer, to the servicer, any accrued and unpaid Net Servicing Fees for the related collection period (and to the servicer, any accrued and unpaid Net Servicing Fees from prior collection periods);
     (2) (i) pro rata (a) to the indenture trustee, the Indenture Trustee Fee for the related collection period (and any accrued and unpaid Indenture Trustee Fees from prior collection periods), and (b) to the owner trustee, the Owner Trustee Fee for the related collection period (and any accrued and unpaid Owner Trustee Fees from prior collection periods), and then (ii) pro rata to the indenture trustee and the owner trustee, any other accrued and unpaid amounts (including reasonable legal fees and expenses) owed to the indenture trustee and the owner trustee not to exceed $100,000 in the aggregate in any consecutive twelve (12) month period;
     (3) to the Class A noteholders, ratably, the Class A Interest Payment Amount for that payment date;
     (4) to the principal distribution account, for distribution as described under “Principal Payments”, the First Allocation of Principal for that payment date;
     (5) to the Class B noteholders, ratably, the Class B Interest Payment Amount;
     (6) to the principal distribution account, for distribution as described under “Principal Payments”, the Second Allocation of Principal for that payment date;
     (7) to the Class C noteholders, ratably, the Class C Interest Payment Amount;
     (8) to the principal distribution account, for distribution as described under “Principal Payments”, the Third Allocation of Principal for that payment date;
     (9) to the principal distribution account, for distribution as described under “Principal Payments”, the Regular Allocation of Principal for that payment date;
     (10) if there is no Overcollateralization Increase Condition in effect, if Goldman Sachs Mortgage Company is the servicer, to the servicer, any accrued and unpaid Net Servicing Fees, for the related collection period (and to the servicer, any accrued and unpaid Net Servicing Fees, from prior collection periods);
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.
This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus for any securities actually sold to you.
     (11) to the principal distribution account , for distribution as described under “Principal Payments”, the Excess Allocation of Principal for that payment date;
     (12) if there is an Overcollateralization Increase Condition in effect, if Goldman Sachs Mortgage Company is the servicer, to the servicer, any accrued and unpaid Net Servicing Fees, for the related collection period (and to the servicer, any accrued and unpaid Net Servicing Fees, from prior collection periods);
     (13) to the applicable party, any accrued and unpaid fees or expenses (including reasonable legal fees and expenses) or any other amounts owed by the issuer to such party, to the extent not paid pursuant to clauses (1) through (12) above; and
     (14) the remainder, if any, to the certificate distribution account for distribution to the certificateholders.
Principal Payment Amounts
Principal payments will be made to the Noteholders in an amount equal to the First Allocation of Principal, the Second Allocation of Principal, the Third Allocation of Principal and the Regular Allocation of Principal for each Payment Date and, if the Target Overcollaterization Level has not been met, the Excess Allocation of Principal. On each Payment Date, the applicable portion of Available Funds will be deposited into the Principal Distribution Account in accordance with the priorities set forth above in the section titled “Priority of Payments”. Principal payments from amounts on deposit in the Principal Distribution Account on each Payment Date will be allocated among the various classes of Notes in the following order of priority:
(1)	to the Class A Notes, the Class A Principal Payment Amount;

(2)	to the Class B Notes, the Class B Principal Payment Amount;

(3)	to the Class C Notes, the Class C Principal Payment Amount; and

(4)	to the Class D Notes, the Class D Principal Payment Amount.
Amounts applied to the Class A Notes in respect of principal will be allocated to the holders of the various classes of Class A Notes in sequential order as follows:
(1)	to the principal amount of the Class A-1 Notes until such principal amount is paid in full;

(2)	to the principal amount of the Class A-2 Notes until such principal amount is paid in full;

(3)	to the principal amount of the Class A-3 Notes until such principal amount is paid in full; and

(4)	to the principal amount of the Class A-4 Notes until such principal amount is paid in full.
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.
This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus for any securities actually sold to you.
Distribution of Available Funds on each
Payment Date When No Event of Default Has Occurred1

(1)	The chart above is for illustrative purposes only.
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.
This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus for any securities actually sold to you.
Glossary of Defined Terms
     “Available Collections” means, for any payment date, the sum of the following amounts for the collection period preceding that payment date:
(i)	all amounts received from the receivables servicers with respect to that collection period which represent:
•	payments by or on behalf of obligors on the receivables;

•	Liquidation Proceeds;

•	proceeds under physical damage and other insurance policies relating to the obligors or the financed vehicles;

•	any other amounts received from the receivables servicers in respect of the receivables which are required to be remitted to the holder of the applicable receivables; and
(ii)	amounts representing the purchase price received for receivables which were required to be purchased by the applicable receivables servicer under the applicable originator agreement; provided, however, that in calculating the Available Collections the following will be excluded: (a) any portion of the Receivables Servicer Servicing Fee retained by a receivables servicer from collections in respect of the receivables serviced by it; (b) any amounts with respect to receivables purchased by an originator or receivables servicer for which the purchase price of which has been included in the Available Collections for a prior collection period; (c) any Supplemental Servicing Fees and (d) any amounts that the receivables servicers are entitled to retain under their respective receivables servicing agreements.
     “Available Funds” means, with respect to any payment date, the sum of:
(i)	the Available Collections for the related collection period;

(ii)	amounts paid to purchase or repurchase receivables due to the breach of certain covenants or the breach of certain representations concerning the receivables; and

(iii)	the Receivables Servicer Supplemental Payment Amount.
     “Class A Interest Payment Amount” means, with respect to any payment date, the sum of the Class A-1 Interest Payment Amount for that payment date, the Class A-2 Interest Payment Amount for that payment date, the Class A-3 Interest Payment Amount for that payment date and the Class A-4 Interest Payment Amount for that payment date.
     “Class A Principal Payment Amount” means, with respect to any payment date, an amount equal to the greater of (a) the aggregate outstanding principal amount of the Class A-1 notes immediately prior to that payment date and (b) an amount equal to (i) the outstanding principal amount of the Class A notes immediately prior to that payment date minus (ii) the lesser of (A) the Class A Target Advance Rate Percentage of the aggregate principal balance of the receivables as of the last day of the related collection period and (B) an amount equal to (1) the aggregate principal balance of the receivables as of the last day of the related collection period minus (2) the Target Overcollateralization Level for that payment date; provided, however, that, unless the Class A notes have been paid in full, for any payment date as of which the Three-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that payment date, the Class A Principal Payment Amount will be 100% of the funds available in the principal distribution account for that payment date; provided, further, that on the final scheduled payment date of any class of Class A notes, the Class A Principal Payment Amount will not be less than the amount that is necessary to pay that class of Class A notes in full; and provided, further, that the Class A Principal Payment Amount on any payment date will not exceed the outstanding amount of the Class A notes on that payment date.
     “Class A Target Advance Rate Percentage” means, (a) with respect to any payment date on which an Overcollateralization Increase Condition is not in effect, 86.0% and (b) with respect to any payment date on which an Overcollateralization Increase Condition is in effect, 85.0%.
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.
7

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus for any securities actually sold to you.
             “Class A-1 Interest Payment Amount” means:
•	with respect to the initial payment date, the product of (i) 1/360 of the Class A-1 Interest Rate times (ii) the actual number of days from and including the closing date to and excluding the initial payment date times (iii) the aggregate initial principal balance of the Class A-1 notes as of the closing date; and

•	with respect to any subsequent payment date, the sum of (i) the product of (x) 1/360 of the Class A-1 Interest Rate times (y) the actual number of days from and including the immediately preceding payment date to and excluding that subsequent payment date times (z) the aggregate outstanding principal balance of the Class A-1 notes as of the immediately preceding payment date after giving effect to all payments of principal of the Class A-1 notes on that immediately preceding payment date and (ii) the amount of Class A-1 Interest Payment Amount payable on the prior payment date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class A-1 Interest Rate.
             “Class A-1 Interest Rate” means the interest rate for the Class A-1 notes set forth on the cover page of this prospectus supplement.
             “Class A-2 Interest Payment Amount” means:
•	with respect to the initial payment date, the product of (i) 1/360 of the Class A-2 Interest Rate times (ii) the number of days from and including the closing date to and excluding the 15th day of the calendar month in which the initial payment date occurs (calculated on the basis of a 360-day year consisting of twelve 30-day months) times (iii) the aggregate initial principal balance of the Class A-2 notes as of the closing date; and

•	with respect to any subsequent payment date, the sum of (i) the product of (x) one-twelfth of the Class A-2 Interest Rate times (y) the aggregate outstanding principal balance of the Class A-2 notes as of the immediately preceding payment date after giving effect to all payments of principal of the Class A-2 notes on such immediately preceding payment date and (ii) the amount of Class A-2 Interest Payment Amount payable on the prior payment date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class A-2 Interest Rate.
             “Class A-2 Interest Rate” means the interest rate for the Class A-2 notes set forth on the cover page of this prospectus supplement.
             “Class A-3 Interest Payment Amount” means:
•	with respect to the initial payment date, the product of (i) 1/360 of the Class A-3 Interest Rate times (ii) the number of days from and including the closing date to and excluding the 15th day of the calendar month in which the initial payment date occurs (calculated on the basis of a 360-day year consisting of twelve 30-day months) times (iii) the aggregate initial principal balance of the Class A-3 notes as of the closing date; and

•	with respect to any subsequent payment date, the sum of (i) the product of (x) one-twelfth of the Class A-3 Interest Rate times (y) the aggregate outstanding principal balance of the Class A-3 notes as of the immediately preceding payment date after giving effect to all payments of principal of the Class A-3 notes on such immediately preceding payment date and (ii) the amount of Class A-3 Interest Payment Amount payable on the prior payment date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class A-3 Interest Rate.
             “Class A-3 Interest Rate” means the interest rate for the Class A-3 notes set forth on the cover page of this prospectus supplement.
             “Class A-4 Interest Payment Amount” means:
•	with respect to the initial payment date, the product of (i) 1/360 of the Class A-4 Interest Rate times (ii) the number of days from and including the closing date to and excluding the 15th day of the calendar month in which the initial payment date occurs (calculated on the basis of a 360-day year consisting of twelve 30-day months) times (iii) the aggregate initial principal balance of the Class A-4 notes as of the closing date; and
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.	8

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus for any securities actually sold to you.
•	with respect to any subsequent payment date, the sum of (i) the product of (x) one-twelfth of the Class A-4 Interest Rate times (y) the aggregate outstanding principal balance of the Class A-4 notes as of the immediately preceding payment date after giving effect to all payments of principal of the Class A-4 notes on such immediately preceding payment date and (ii) the amount of Class A-4 Interest Payment Amount payable on the prior payment date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class A-4 Interest Rate.
             “Class A-4 Interest Rate” means the interest rate for the Class A-4 notes set forth on the cover page of this prospectus supplement.
             “Class B Interest Payment Amount” means:
•	with respect to the initial payment date, the product of (i) 1/360 of the Class B Interest Rate times (ii) the number of days from and including the closing date to and excluding the 15th day of the calendar month in which the initial payment date occurs (calculated on the basis of a 360-day year consisting of twelve 30-day months) times (iii) the aggregate initial principal balance of the Class B notes as of the closing date; and

•	with respect to any subsequent payment date, the sum of (i) the product of (x) one-twelfth of the Class B Interest Rate times (y) the aggregate outstanding principal balance of the Class B notes as of the immediately preceding payment date after giving effect to all payments of principal of the Class B notes on such immediately preceding payment date and (ii) the amount of Class B Interest Payment Amount payable on the prior payment date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class B Interest Rate.
             “Class B Interest Rate” means the interest rate for the Class B notes set forth on the front cover page of this prospectus supplement.
             “Class B Principal Payment Amount” means, with respect to any payment date, an amount equal to (a) the sum of (i) the aggregate outstanding principal amount of the Class A notes (after taking into account distribution of the Class A Principal Payment Amount on that payment date) and (ii) the outstanding principal amount of the Class B notes immediately prior to that payment date minus (b) the lesser of (i) the Class B Target Advance Rate Percentage of the aggregate principal balance of the receivables as of the last day of the related collection period and (ii) an amount equal to (A) the aggregate principal balance of the receivables as of the last day of the related collection period minus (B) the Target Overcollateralization Level for that payment date; provided, however, that, for any payment date as of which the Three-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that payment date, the Class B Principal Payment Amount will be an amount equal to (x) 100% of the funds available in the principal distribution account for that payment date minus (y) the Class A Principal Payment Amount for that payment date; provided, further, that on the final scheduled payment date of Class B notes, the Class B Principal Payment Amount will not be less than the amount that is necessary to pay Class B notes in full; and provided, further, that the Class B Principal Payment Amount on any payment date will not exceed the outstanding amount of the Class B notes on that payment date.
             “Class B Target Advance Rate Percentage” means, (a) with respect to any payment date on which an Overcollateralization Increase Condition is not in effect, 89.5% and (b) with respect to any payment date on which an Overcollateralization Increase Condition is in effect, 88.5%
             “Class C Interest Payment Amount” means:
•	with respect to the initial payment date, the product of (i) 1/360 of the Class C Interest Rate times (ii) the number of days from and including the closing date to and excluding the 15th day of the calendar month in which the initial payment date occurs (calculated on the basis of a 360-day year consisting of twelve 30-day months) times (iii) the aggregate initial principal balance of the Class C notes as of the closing date; and

•	with respect to any subsequent payment date, the sum of (i) the product of (x) one-twelfth of the Class C Interest Rate times (y) the aggregate outstanding principal balance of the Class C notes as of the immediately preceding payment date after giving effect to all payments of principal of the Class C notes on such immediately preceding payment date and (ii) the amount of Class C Interest Payment Amount payable on the prior payment date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class C Interest Rate.
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co.	9

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus for any securities actually sold to you.
prior payment date but not paid, if any, together with interest thereon (to the extent permitted by law) at the Class C Interest Rate.
     “Class C Interest Rate” means the interest rate for the Class C notes set forth on the cover page of this prospectus supplement.
     “Class C Principal Payment Amount” means, with respect to any payment date, an amount equal to (a) the sum of (i) the aggregate outstanding principal amount of the Class A notes (after taking into account distribution of the Class A Principal Payment Amount on that payment date), (ii) the outstanding principal amount of the Class B notes (after taking into account distribution of the Class B Principal Payment Amount on that payment date) and (iii) the outstanding principal amount of the Class C notes immediately prior to that payment date minus (b) the lesser of (i) the Class C Target Advance Rate Percentage of the aggregate principal balance of the receivables as of the last day of the related collection period and (ii) an amount equal to (A) the aggregate principal balance of the receivables as of the last day of the related collection period minus (B) the Target Overcollateralization Level for such payment date; provided, however, that for any payment date as of which the Three-Month Annualized Net Loss Ratio is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that payment date, the Class C Principal Payment Amount will be an amount equal to (x) 100% of the funds available in the principal distribution account for that payment date minus (y) an amount equal to the sum of (1) the Class A Principal Payment Amount for that payment date plus (2) the Class B Principal Payment Amount for that payment date; provided, further, that on the final scheduled payment date of Class C notes, the Class C Principal Payment Amount will not be less than the amount that is necessary to pay Class C notes in full; and provided, further, that the Class C Principal Payment Amount on any payment date will not exceed the outstanding amount of the Class C notes on that payment date.
     “Class C Target Advance Rate Percentage” means, (a) with respect to any payment date on which an Overcollateralization Increase Condition is not in effect, 94.0% and (b) with respect to any payment date on which an Overcollateralization Increase Condition is in effect, 93.0%.
     “Class D Principal Payment Amount” means, with respect to any payment date, an amount equal to (a) 100% of the funds available in the principal distribution account for that payment date minus (b) an amount equal to the sum of (i) the Class A Principal Payment Amount for that payment date, (ii) the Class B Principal Payment Amount for that payment date and (iii) the Class C Principal Payment Amount for that payment date; provided, however, that, on the final scheduled payment date for the Class D notes, the Class D Principal Payment Amount will not be less than the amount that is necessary to pay the Class D notes in full; and provided, further, that the Class D Principal Payment Amount on any payment date will not exceed the outstanding amount of the Class D notes on that payment date.
     “Clearstream” means Clearstream Banking, societe anonyme, a professional depository organized under the laws of Luxembourg.
     “Code” means the Internal Revenue Code of 1986, as amended, and treasury regulations promulgated thereunder.
     “DTC” means The Depository Trust Company and any successor depository.
     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
     “Euroclear” means a professional depository operated by Euroclear Bank S.A./N.V.
     “Excess Allocation of Principal” means, with respect to any payment date, an amount not less than zero equal to the excess, if any, of (a) the aggregate outstanding principal amount of all the notes as of the preceding payment date (after giving effect to any principal payments made on the notes on that preceding payment date); over (b) the sum of (i) the aggregate principal amount of the receivables at the end of the collection period preceding that payment date minus the Target Overcollateralization Level with respect to that payment date; and (ii) the sum of the First Allocation of Principal, if any, the Second Allocation of Principal, if any, the Third Allocation of Principal, if any, and the Regular Allocation of Principal, if any, each with respect to that payment date; provided, however, that the Excess Allocation of Principal will not exceed the aggregate outstanding principal amount of all the notes on that payment date (after giving effect to any principal payments made on the securities on that payment date in respect of the First Allocation of Principal, if any, the Second Allocation of Principal, the Third Allocation of Principal and the Regular Allocation of Principal, if any); and provided, further, that on or
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.
This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus for any securities actually sold to you.
after the final scheduled payment date relating to the Class D notes, the Excess Allocation of Principal shall not be less than the amount that is necessary to reduce the balance of the Class D notes to zero.
     “Excess Spread” means, for any payment date, an amount not less than zero equal to (a) the excess of the Available Funds for such payment date over amounts received in respect of principal on the receivables minus (b) the sum of the Indenture Trustee Fee, the Owner Trustee Fee and the servicing fees payable to the Receivables Servicers for the preceding collection period and the Class A Interest Payment Amount, the Class B Interest Payment Amount and the Class C Interest Payment Amount for that payment date.
     “First Allocation of Principal” means, with respect to any payment date, an amount equal to the excess, if any, of (x) the aggregate principal balance of the Class A notes as of the preceding payment date (after giving effect to any principal payments made on the Class A notes on that preceding payment date) or, in the case of the initial payment date, the closing date, over (y) the aggregate principal balance of the receivables as of the end of the related collection period; provided, however, that the First Allocation of Principal for any payment date on or after the final scheduled payment date for any class of Class A notes shall not be less than the amount that is necessary to reduce the outstanding principal amount for that class of Class A notes to zero.
     “Ford Credit” means Ford Motor Credit Company, a Delaware corporation, and its successors.
     “Huntington” means The Huntington National Bank, a national banking association, and its successors.
     “Indenture Trustee Fee” means the fee payable to the indenture trustee, as set forth in the fee letter from the indenture trustee to the depositor.
     “Liquidated Receivable” means any receivable that, by its terms, is in default and (i) as to which the applicable receivables servicer has repossessed and disposed of the related financed vehicle or (ii) any other condition has occurred under the applicable servicing agreement which requires the receivable to be treated as a “liquidated receivable,” “defaulted receivable” or similar concept.
     “Liquidation Proceeds” means, with respect to any Liquidated Receivable, all amounts collected in connection with the liquidation of that Liquidated Receivable, net of any expenses or other amounts the applicable receivables servicer is permitted to deduct under the related originator agreement or the SST servicing agreement, as the case may be.
     “Net Liquidation Losses” means, with respect to any collection period, the amount, if any, by which (a) the aggregate principal balance of all receivables that became Liquidated Receivables during that collection period exceeds (b) any and all recoveries received during that collection period.
     “Net Servicing Fee” means, with respect to any collection period, the Servicing Fee for that collection period minus the Netted Receivables Servicer Servicing Fee Amount for that collection period.
     “Netted Receivables Servicer Servicing Fee Amount” means, with respect to any collection period, the amount that was retained or netted by the receivables servicers from collections received during that collection period in respect of the Receivables Servicer Servicing Fee for that collection period.
     “OSB” means Ohio Savings Bank, a federal savings bank, and its successors.
     “Owner Trustee Fee” means the fee payable to the owner trustee, as set forth in the fee letter from the owner trustee to the depositor.
     “Overcollateralization Increase Condition” shall be deemed in effect for any payment date if any of the following are or were true on such payment date or either of the two preceding payment dates:
     (a) the Three-Month Annualized Net Loss Ratio for such payment date is greater than or equal to the Sequential Principal Payment Trigger Percentage in effect on that payment date;
     (b) the Three-Month Annualized Excess Spread Ratio for such payment date is less than 0.50%; or
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.
This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus for any securities actually sold to you.
     (c) the Three-Month Delinquency Ratio for such payment date is greater than the corresponding percentage below:

Payment Date	Percentage
Through and including August 2006	2.5%

September 2006 through and including August 2007	3.0%

September 2007 and thereafter	3.5%
     “Receivables Servicer Servicing Fee” means, with respect to a receivables servicer and a collection period, the amount of the servicing fee payable to such receivables servicer under the applicable receivables servicer servicing agreement, which amount shall not exceed one-twelfth of the Receivables Servicing Fee Rate multiplied by the aggregate principal balance of those receivables serviced by that receivables servicer as of the first day of that collection period.
     “Receivables Servicing Fee Rate” shall mean an amount not to exceed 1.00%, payable in accordance with the applicable receivables servicer servicing agreement.
     “Receivables Servicer Supplemental Payment Amount” means, with respect to any payment date, the lesser of (a) the Netted Receivables Servicer Servicing Fee Amount for the related collection period and (b) the excess, if any, of (i) the aggregate amount required to pay in full those payments described in clauses (1) through (10) above (or, if there is an Overcollateralization Increase Condition in effect, clauses (1) through (12) above) under “Application of Available Funds—Priority of Payments” for that payment date over (ii) the Available Funds (excluding clause (iii) thereof) for that payment date.
     “Regular Allocation of Principal” means, with respect to any payment date, an amount not less than zero equal to (a) the excess, if any, of (i) aggregate principal amount of the receivables (excluding Liquidated Receivables) as of the beginning of the related collection period minus the aggregate principal amount of the receivables (excluding Liquidated Receivables) as of the end of the related collection period over (ii) the sum of the First Allocation of Principal for such Payment Date, the Second Allocation of Principal for such Payment Date and the Third Allocation of Principal for such Payment Date, minus (b) the excess, if any, of (i) the aggregate principal amount of the receivables (excluding Liquidated Receivables) as of the beginning of the related collection period minus the aggregate outstanding principal amount of the notes as of the preceding payment date (after giving effect to all payments made on such date) over (ii) the Target Overcollateralization Level for that payment date.
     “Second Allocation of Principal” means, with respect to any payment date, an amount not less than zero equal to (1) the excess, if any, of (x) the aggregate principal balance of the Class A notes and the Class B notes as of the preceding payment date (after giving effect to any principal payments made on the Class A notes and the Class B notes on that preceding payment date) or, in the case of the initial payment date, the closing date, over (y) the aggregate principal balance of the receivables as of the end of the related collection period minus (2) the First Allocation of Principal for that payment date; provided, however, that the Second Allocation of Principal shall not exceed the sum of the aggregate outstanding principal amount of the Class A notes and the Class B notes on that payment date (after giving effect to any principal payments made on the Class A notes and the Class B notes on that payment date in respect of the First Allocation of Principal, if any); provided, further, however, that the Second Allocation of Principal for any payment date on or after the final scheduled payment date for any class of Class B notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of that class of Class B notes to zero.
     “Sequential Principal Payment Trigger Percentage” means, with respect to any payment date set forth below, the percentage corresponding thereto:
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.
This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus for any securities actually sold to you.

Payment Date	Percentage
Through and including August 2006	2.0%

September 2006 through and including August 2007	2.5%

September 2007 and thereafter	3.0%
     “Servicing Fee” means, with respect to a collection period, a fee payable to the servicer equal to one-twelfth of the Servicing Fee Rate multiplied by the aggregate principal balance of the receivables as of the first day of that collection period.
     “Servicing Fee Rate” means 1.05%.
     “SST” means Systems & Services Technologies, Inc., a Delaware corporation, and its successors.
     “Supplemental Servicing Fees” means late fees, NSF check fees or other similar amounts entitled to be retained by the receivables servicers, if any, as set forth in the related receivables servicing agreement.
     “Target Overcollateralization Level” means, on any payment date, the greater of (a) 3.50% of the outstanding principal balance of the receivables as of the end of the related collection period and (b) 1.00% of the initial principal balance of the receivables.
     “Third Allocation of Principal” means, with respect to any payment date, an amount not less than zero equal to (1) the excess, if any, of (x) the aggregate principal balance of the Class A notes, the Class B notes and the Class C notes as of the preceding payment date (after giving effect to any principal payments made on the Class A notes, the Class B notes and the Class C notes on that preceding payment date) or, in the case of the initial payment date, the closing date, over (y) the aggregate principal balance of the receivables as of the end of the related collection period minus (2) the First Allocation of Principal and the Second Allocation of Principal for that payment date; provided, however, that the Third Allocation of Principal shall not exceed the sum of the aggregate outstanding principal amount of the Class A Notes, the Class B Notes and the Class C notes on that payment date (after giving effect to any principal payments made on the Class A notes, the Class B notes and the Class C notes on that payment date in respect of the First Allocation of Principal and the Second Allocation of Principal, if any); provided, further, however, that the Third Allocation of Principal for any payment date on or after the final scheduled payment date for Class C notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of Class C notes to zero.
     “Three-Month Annualized Excess Spread Ratio” means, with respect to any payment date, the product of (x) twelve and (y) the average of the Monthly Excess Spread Ratios for that payment date and each of the two preceding payment dates. For the purpose of this definition, the “Monthly Excess Spread Ratio” means, for any payment date, a fraction expressed as a percentage, the numerator of which is equal to the Excess Spread for that payment date and the denominator of which is equal to the aggregate principal balance of the receivables as of the first day of the preceding collection period.
     “Three-Month Annualized Net Loss Ratio” means, with respect to any payment date, the product of (x) twelve and (y) the average of the Monthly Net Loss Ratios for each of the three preceding collection periods (or if prior to three months from the closing date, the number of whole collection periods since the cut-off date). For the purpose of this definition, the “Monthly Net Loss Ratio” means, for the last day of any collection period, a fraction expressed as a percentage, the numerator of which is equal to the Net Liquidation Losses for that collection period and the denominator of which is equal to the aggregate principal balance of the receivables as of the first day of that collection period.
     “Three-Month Delinquency Ratio” means, with respect to any date of determination, the average of the Monthly Delinquency Ratios for each of the three preceding collection periods (or if prior to three months from the closing date, the number of whole collection periods since the cut-off date). For the purpose of this definition, the “Monthly Delinquency Ratio” means, for any collection period, a fraction expressed as a percentage, the numerator of which is equal to the aggregate principal amount of receivables (other than Liquidated Receivables) that are more than 30 days past due as of the close of business on the last day of that collection period and the denominator of which is equal to the aggregate principal balance of the receivables (other than Liquidated Receivables) as of the close of business on the last day of that collection period.
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.
This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus for any securities actually sold to you.
Selected Loan Data
The Receivables as of the Cut-off Date

Outstanding Principal Balance:	$1,316,677,760.50
Number of Receivables:	78,048
Average Outstanding Principal Balance:	$16,870.10
Average Original Amount Financed:	$22,078.62
Weighted Average Gross Coupon:	6.636%
Weighted Average Original Term:	68 months
Weighted Average Remaining Term:	53 months
Weighted Average Seasoning:	15 months
New / Used Composition (by % of Outstanding Principal Balance):	68.39% / 31.61%
FMCC / HNB / OSB Composition (by % of Outstanding Principal Balance):	31.93% / 9.32% / 58.75%
Distribution of the Receivables by Outstanding Principal Balance
as of the Cut-Off Date

	No. of	No. of	Principal	Principal
Principal Balance	Receivables (#)	Receivables (%)	Balance ($)	Balance (%)
$1 — $5,000	4,007	5.1%	$13,790,499	1.0%
$5,001 — $10,000	13,264	17.0	102,805,180	7.8
$10,001 — $15,000	18,850	24.2	236,178,758	17.9
$15,001 — $20,000	16,927	21.7	294,607,770	22.4
$20,001 — $25,000	12,379	15.9	276,055,471	21.0
$25,001 — $30,000	6,847	8.8	186,302,596	14.1
$30,001 — $35,000	3,343	4.3	107,492,310	8.2
$35,001 — $40,000	1,482	1.9	54,991,124	4.2
$40,001 — $45,000	596	0.8	25,112,958	1.9
$45,001 +	353	0.5	19,341,094	1.5

Total	78,048	100.0%	$1,316,677,761	100.0%

Column totals may not add to 100.0% due to rounding.
Distribution of Receivables by State of Obligor Residence
as of the Cut-Off Date

	No. of	No. of	Principal	Principal
State	Receivables (#)	Receivables (%)	Balance ($)	Balance (%)
Arizona	12,490	16.0%	$208,110,150	15.8%
Florida	10,119	13.0	167,966,024	12.8
Ohio	11,226	14.4	161,616,690	12.3
Georgia	4,694	6.0	87,407,584	6.6
Other (1)	39,519	50.6	691,577,313	52.57

Total	78,048	100.0%	$1,316,677,761	100.0%

Column totals may not add to 100.0% due to rounding.

(1)	Each of the other states is less than 5.0% of the outstanding principal balance
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.
This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus for any securities actually sold to you.
Distribution of the Receivables by APR
as of the Cut-Off Date

	No. of	No. of	Principal	Principal
APR	Receivables (#)	Receivables (%)	Balance ($)	Balance (%)
0.00— 0.49%	4,182	5.4%	$78,688,107	6.0%
0.50— 0.99%	305	0.4	4,760,575	0.4
1.00— 1.49%	1	0.0	6,341	0.0
1.50— 1.99%	1,074	1.4	21,612,533	1.6
2.50— 2.99%	1,186	1.5	23,807,814	1.8
3.00— 3.49%	350	0.4	4,925,512	0.4
3.50— 3.99%	3,151	4.0	53,910,292	4.1
4.00— 4.49%	1,573	2.0	25,128,274	1.9
4.50— 4.99%	5,156	6.6	89,444,496	6.8
5.00— 5.49%	3,922	5.0	67,165,219	5.1
5.50— 5.99%	7,492	9.6	128,353,279	9.7
6.00— 6.49%	4,773	6.1	83,177,598	6.3
6.50— 6.99%	8,576	11.0	149,622,673	11.4
7.00— 7.49%	5,192	6.7	92,411,507	7.0
7.50— 7.99%	7,751	9.9	138,344,679	10.5
8.00— 8.49%	4,440	5.7	79,473,809	6.0
8.50— 8.99%	5,228	6.7	87,148,587	6.6
9.00— 9.49%	2,764	3.5	44,298,008	3.4
9.50— 9.99%	2,938	3.8	41,466,205	3.1
10.00—10.49%	1,528	2.0	20,840,490	1.6
10.50—10.99%	1,678	2.2	23,239,669	1.8
11.00—11.49%	877	1.1	11,742,907	0.9
11.50—11.99%	1,015	1.3	13,630,722	1.0
12.00—12.49%	580	0.7	7,740,008	0.6
12.50—12.99%	616	0.8	7,846,228	0.6
13.00—13.49%	255	0.3	2,939,828	0.2
13.50—13.99%	259	0.3	2,686,847	0.2
14.00—14.49%	139	0.2	1,377,431	0.1
14.50—14.99%	282	0.4	3,196,605	0.2
15.00—15.49%	98	0.1	1,018,540	0.1
15.50%+	667	0.9	6,672,979	0.5

Total	78,048	100.0%	$1,316,677,761	100.0%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.
This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus for any securities actually sold to you.
Distribution of Receivables by Remaining Term to Scheduled Maturity
as of the Cut-Off Date

	No. of	No. of	Principal	Principal
Remaining Term	Receivables (#)	Receivables (%)	Balance ($)	Balance (%)
1— 6 months	359	0.5%	$832,894	0.1%
7— 12 months	924	1.2	3,682,540	0.3
13 — 18 months	2,245	2.9	13,354,015	1.0
19 — 24 months	3,152	4.0	24,371,835	1.9
25 — 30 months	4,901	6.3	50,678,962	3.8
31 — 36 months	5,546	7.1	64,675,714	4.9
37 — 42 months	7,644	9.8	107,743,963	8.2
43 — 48 months	9,339	12.0	150,571,803	11.4
49 — 54 months	13,914	17.8	257,744,587	19.6
55 — 60 months	10,347	13.3	196,663,663	14.9
61 — 66 months	10,589	13.6	229,722,875	17.4
67 — 72 months	6,355	8.1	145,800,751	11.1
73 — 78 months	1,837	2.4	45,520,599	3.5
79 — 84 months	839	1.1	23,425,796	1.8
85 — 90 months	33	0.0	1,080,292	0.1
91 — 96 months	24	0.0	807,471	0.1

Total	78,048	100.0%	$1,316,677,761	100.0%

Column totals may not add to 100.0% due to rounding.
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.
This material is furnished to you solely by Goldman, Sachs & Co.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement and Prospectus for any securities actually sold to you.
Distribution of Receivables by Original Term to Scheduled Maturity
as of the Cut-Off Date

	No. of	No. of	Principal	Principal
Original Term	Receivables (#)	Receivables (%)	Balance ($)	Balance (%)
7 to 12 months	12	0.0%	$50,630	0.0%
13 to 18 months	20	0.0	91,935	0.0
19 to 24 months	296	0.4	2,064,202	0.2
25 to 30 months	168	0.2	1,102,154	0.1
31 to 36 months	1,834	2.3	18,792,648	1.4
37 to 42 months	1,074	1.4	11,244,903	0.9
43 to 48 months	3,059	3.9	34,234,425	2.6
49 to 54 months	1,991	2.6	22,757,934	1.7
55 to 60 months	18,598	23.8	280,869,257	21.3
61 to 66 months	13,392	17.2	206,764,352	15.7
67 to 72 months	17,137	22.0	316,706,255	24.1
73 to 78 months	9,060	11.6	181,605,070	13.8
79 to 84 months	8,043	10.3	166,133,231	12.6
85 to 90 months	3,264	4.2	71,082,848	5.4
91 to 96 months	100	0.1	3,177,915	0.2

Total	78,048	100.0%	$1,316,677,761	100.0%

Column totals may not add to 100.0% due to rounding.
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.
This material is furnished to you solely by Goldman, Sachs & Co.